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                                                                   Exhibit 10.32

[GRAPHIC]

                                     GANGA

This Agreement made at Mumbai this 25th day September of 1997 between Software Technology Park Pvt. Ltd., an existing company within the meaning of the Companies Act, 1956, having its registered office at A-1, Technology Park, MIDC, Talwade, Pune 412 114 (herein after referred to as "The Owners") which expression shall be deemed to include its successors and assigns of the ONE PART and Kanbay Software (I) Pvt. Ltd. an existing company within the meaning of the Companies Act, 1956, having its registered office at 602, Kismet, North Avenue, Santa Cruz (West), Mumbai 400 054 hereinafter referred to as "The Users") which expression shall be deemed to include its successor and assigns of the OTHER PART.

WHEREAS the Owners have in accordance with the permission by the Government of India established a Technology Park for software export through dedicated Satellite Earth Station out of its facilities at its 100% export oriented unit established at A-1, Technology Park, MIDC, Talwade, Pune 412114.

WHEREAS the Owners have been operating an Earth Station leased by it from Videsh Sanchar Nigam Limited (VSNL) in terms of agreement dated 6th September 1989 with the said VSNL at the aforesaid premises at MIDC, Talwade, Pune 412 114 on or after 1st April, 1994.

/s/ Authorized Party
--------------------


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[GRAPHIC]

WHEREAS the owners have been allowing certain parties including the parties hereto of the other part to use the Earth Station leased by it from VSNL as per the agreement entered into by it with VSNL.

AND WHEREAS, the Owners have installed 64 KBPS Data Communication Satellite Link / s together with the requisite equipments, furniture, articles and things as per Schedule I hereto annexed for using the said equipment together with the requisite equipments, furniture, articles and things, as per Schedule I hereto annexed for running the said equipment (hereinafter referred to as the "Facilities").

AND WHEREAS the Owners have entered into an Agreement with VSNL on 19th day of January 1993 for using the aforesaid satellite link for other users on the condition that the owners shall continue to be liable to VSNL for all charges and other obligations contained in the aforesaid agreement and that the owners shall not transfer the ownership and other rights in the various facilities installed and used by the owners at the aforesaid factory premises without the written consent of VSNL and other authorities.

AND WHEREAS The Users had approached the Owners to allow the Users to use the said Facilities for the purpose of development and support of software only for a period of three years for service charges specified in Schedule II commencing from 24th July 1995 which could be renewed for a further period of five years purely on temporary basis to which the Owners have agreed on the following terms and conditions mutually agreed by and between the parties hereto :

/s/ Authorized Party
--------------------


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NOW THIS AGREEMENT WITNESSETH AND IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES
HERETO AS FOLLOWS:

1. The Users have agreed with the Owners for the use of the requisite equipments, furniture, articles and things, as per Schedule I hereto annexed (herein after referred to as the "Facilities") installed at A-1, Technology Park, MIDC, Talwade, Pune 412 114 so that the Users together with other permitted parties would have access to use, the said Facilities for a limited period of Three plus Five years commencing from 24th July 1995 and expiring on 31st July 2003 for the purposes of and to facilitate the carrying on the business of the users.

2. The Users had deposited with the Owners a sum of Rs.240,000/- (Rupees Two Lakh Forty Thousand Only) as security for the due fulfilment of the terms and conditions of the Agreement and also to ensure good conduct, proper management and regular payment of dues. The said amount will remain with the Owners free of any interest till the expiration of the period of this Agreement or termination thereof on account of any breach of the terms and conditions thereof by the Users.

3. The parties hereto have been negotiating the terms and conditions governing this arrangement though no formal agreement was drawn up and since almost two years have elapsed, it is hereby agreed that all payments made for and upto 30th September 1997 shall be deemed to have been made towards User Charges upto that date and all such payments will be deemed to have been made in full and final settlement of those dues and no further charges shall be demanded by the Owners. It is further agreed that the new rate of charges will become effective from 1st October, 1997.

4. The Users hereby further agree and undertake to regularly and punctually pay to the Owners every month an amount as determined as per
         Schedule II, which is at the rate of Rs. 120.00 per hour commencing with effect from 1st October 1997, for using the Facilities (hereinafter referred to as the "stipulated amount") owned by the Owners. The entire output from the operation of the Facilities shall belong to and shall be to the account of the Users only.

5. The Users agree to pay all dues within 7 days of demand by the Owners. The time of payment of dues as aforesaid shall be deemed to be the essence of the contract. The facilities shall be made available round the clock at all times for the Users by the Owners and the charges for the aforesaid use shall be payable irrespective of actual use by the Users.

6. The Users shall obtain and maintain at their own expenses all licences or authorisations such as excise, octroi, sales tax and others, which are required to be obtained by the Users in respect of the said Facilities and all such licences will show the name of the Users only as Users. Any default of the terms and conditions mentioned in such licences or authorisations shall be to the account of the Users only and the Owners shall not be responsible thereto.

/s/ Authorized Party

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7.       The owners have agreed to provide various other utility services viz.:
         a) Power
         b) Water
         c) Security
         d) Catering / Canteen facilities
         e) Garden maintenance
         f) Electrical maintenance
         g) Plumbing Maintenance
         h) Car parking facilities
         i) Air conditioning
         j) Carpeting:
         k) Telephones
         l) Fax
         m) Photocopying facilities
         n) Playground

         The Users shall pay for availing of the aforesaid and other agreed services on actuals on demand been made by the owners in addition to the stipulated amount as mentioned in para 3 of this Agreement.

8. The Users hereby agree and clearly understand that the ownership and control of the said Facilities has and always remain with the Owners. The allowing of the use of the equipments, furniture, articles and things belonging to the Owner is a part of this Agreement and of the buildings along therewith is incidental thereto being inseparable therefrom.

9. The Users shall have no right to assign the benefit of this Agreement without the prior written consent of the Owners. Any consent granted by the Owners to any assignment of the Agreement shall not be deemed a waiver in any subsequent case of this Agreement contained against assignment and shall not absolve the Users in respect of any liability under this Agreement.

10. The Owners shall be entitled to visit the said Facilities at all times to view the conduct of the business including equipments, furniture, articles and things therein without any obstruction or objection from the Users or their employees.

11. This Agreement shall not mean or shall not be construed to mean that the Owners have parted with the Facilities or any part or portion thereof nor that the Owners have created any right of tenancy or subtenancy or other right or interest in respect of the said Facilities nor shall the Users claim any such right or take shelter under the provisions of say Rent Control Act or any other law for the time being in force. This Agreement Is in promotion of the business interest of both sides and in furtherance thereof.

12. The Users undertake to carry on the said business at their entire risk and responsibility. The Users shall conduct the said business in accordance with the rules and regulations of the Government, local authority, Municipality, Police or

/s/ Authorized Party

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          any other authority for the time being in force applicable to the running of the said business as also in accordance with the terms and conditions of this Agreement. In the event of any default or breaches on the part of the Users of the provisions thereof they shall be solely responsible for any claim, demand, costs, charges, penalty and punishment in respect thereof. And the Users shall indemnify and keep the Owners in respect thereof provided however that the Owners alone shall be responsible for payment and discharge of all liabilities accrued and incurred by the Owners prior to herebefore and the Owners agree that they shall continue to remain liable for payment of such liabilities.

13.      The Users shall not pledge the credit of the Owners.

14. The Users shall not at any time during the continuance of this Agreement do any act, deed or thing whereby the said Facilities or any part thereof shall become encumbered or the rights of the Owners in respect thereof jeopardized nor shall the Users represent to any third party including the bankers of the Users or financial bodies or any other authorities concerned that the Users are the Owners of the said premises in which the Users have been permitted to carry on the said business nor shall the Users create any lien or charge whether in favour of any bank or private party or parties or persons in respect of any goods lying in the said Facilities and belonging to the Owners nor shall the Users allow any attachment being levies either on the said Facilities or equipments, furniture and other articles belonging to the Owners and lying and being in the said Facilities.

15. The Users undertake not to make any structural or other changes or additions or alteration to the Facilities except with the previous permission in writing from the Owners, which shall not be unreasonably withheld by the Owners.

16. The Users shall take good care of the Facilities and other equipments, furniture, articles and things as contained in the Schedule I hereto annexed and belonging to the Owners subject to reasonable wear and tear. The Users shall leave all such equipments, furniture, articles and things of the Owners in good repair order and condition on the expiry of the period of this Agreement or its earlier termination on breach of any terms and conditions of the Agreement, reasonable wear and tear excepted.

17. The Users undertakes to quietly and peacefully vacate the said Facilities belonging to the Owners on completion of the period of the Agreement or its earlier termination, as the case may be, without raising any objection of any nature whatsoever.

18. In the event of the Agreement coming to an end by efflux of time provided the Users have not committed any breach of the terms of the Agreement and provided the Users have paid all amounts due to the Owners in accordance with the terms and conditions hereof, the Owners shall refund to the Users the said amount deposited under clause 2. hereinabove without interest, on the

/s/ Authorized Party

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         Users handing over possession of the said facilities including equipments, furniture, articles and things lying in the said Facilities & belonging to the Owners as herein above.

19. Without prejudice to the other rights and remedies of the Owners under this Agreement or in law and in case of breach of the terms of this Agreement by the Users, the Owners shall give 60 days notice in writing to the Users, to set right and make good the said breach or breaches by the Users and if despite such notices, the Users persists with the breach or breaches or do not set right the said breach or breaches, the Owners may at its option put an end to this Agreement by either giving notice in writing in 60 days to the Users terminating this Agreement or the Owners may set the breach or breaches right in any way that may be possible within their capacity or means at the risk, costs, charges, expenses and damages of the Users and the Owners shall have the right to recover the same from the Users at the cost of the Users and be indemnified by the Users there against.

20. Wherever in this Agreement the consent of the parties is required, such consents or approval shall not be unreasonably withheld.

21. If the Users desire to terminate this Agreement in the event of there being a breach before the expiry of the period of this Agreement, then the Users shall give to the Owners three months notice in writing of their intention to give back the facilities of the Owners. At the end of the expiry of the said three-calendar months period, the Users shall returned the facilities of the Owner. The Owners will after a further period of 15 days from the date thereof refund to the Users the balance deposit without interest subject to deduction for amounts due and payable by the Users to the Owners or such person or persons in connection with this Agreement. After the expiry of the period as specified in Schedule II to this agreement, this agreement may be renewed / extended for such further period and on such terms and conditions as may be mutually agreed.

22. The failure of either party to insist upon a strict performance of any of the terms and conditions of this Agreement or to exercise any option, right or remedy herein contained, shall not be construed as a waiver or as a relinquishment for the future of such term, provision, option, right or remedy but the same shall continue and remain in full force and effect. No waiver by either party of any term of provision hereof shall be deemed to have been made unless expressed in writing and signed by such party. In the event of consent by either party to an assignment of this Agreement, no further assignments shall be made without the express consent in writing of such party, unless such assignment may otherwise by made without consent pursuant to the terms of this Agreement.

23. Save as herein provided if at any time any dispute or differences shall arise between the parties hereto and / or any persons or person claiming through or under then respectively whether in connection with any of the terms and provisions of this Agreement and / or as regards the respective rights and

/s/ Authorized Party

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         obligations of the parties hereto and all other matters arising out of or relating to or touching this Agreement such disputes and differences shall be referred to the arbitration of two Arbitrators one to be appointed by each of the parties and the provisions of The Arbitration and Conciliation Act, 1996, and any statutory modification or re-enactment thereof shall in that case apply to such arbitration and the arbitrator or arbitrators or the Umpire that may be appointed under the provisions of the said Act shall have summary powers. Courts at Mumbai alone will have jurisdiction to entertain and try and disputes between the parties.

24. Any notice required or permitted by this Agreement to be given by the Owners to the Users shall be in writing and shall be addressed to the Users at 602 Kismet, North Avenue, Santa Cruz (West), Mumbai 400 054 or at such other address as the Users may from time to time designate to the Owners in writing. Any notice required or permitted by this Agreement to be given by the Users to the Owners shall be in writing and shall be addressed to the Owners at A-1 Technology Park, MIDC, Talwade, Pune 412 114 or at such other address as the Owners may from time to time designate to the Users in writing.

25. All other appropriate supplemental Agreements or other instruments necessary or desirable in order to make this Agreement and each provision hereof fully and legally effective and binding, or to carry out the intent and purpose thereof, but not inconsistent with any of the provisions hereof shall be executed and delivered and all other acts necessary of appropriate for such purpose shall be duly or effectively executed, done or taken by the parties hereto.

26. This Agreement together with other writing signed by the parties expressly stated to be supplemental hereto and together with any instruments to be executed and delivered pursuant to this Agreement constitutes the entire Agreement between the parties and supersedes all prior undertakings and writings and may be changed only by writing signed by the parties hereto.

IN WITNESS THEREOF the Owners and the Users have set and subscribed their hands and seals the day and year first above written.

SIGNED, SEALED AND DELIVERED by the            }    FOR SOFTWARE TECHNOLOGY PARK
withinnamed Software Technology Park Pvt. Ltd. }       PVT.LTD.
in the presence   M. G. DALAMAL                }                        DIRECTOR
of
                  /s/ M. G. DALAMAL
                  ------------------------

SIGNED SEALED AND DELIVERED by the             }    For KANBAY SOFTWARE (I) PVT.
withinnamed Kanbay Software (I) Pvt. Ltd.      }        LTD.
                                                    /s/ Dileep R. Nath
in the presence of C. K. CHHabra               }    -----------------------
                                                    DILEEP R. NATH
                   /s/ C. K. CHHabra                Managing Director
                   --------------------


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                                   SCHEDULE I

         IBS Earth Station
         Control Room
         Microwave Tower
         Other necessary telematics equipment incidental thereto

installed in the premises of the Owners at MIDC Talwade Pune 412114 and available for the use of users for transmission of software from and through MODULE III in the said Premises.


                                   ----///----

                                   SCEHDULE II

         Period
From                  To                    Maximum Charges          Rate per hour
                                             per annum and
                                          Proportionately for
                                              part thereof

01.10.1997            31.07.1998            Rs. 8,76,000/-            Rs. 120.00

01.08.1998            31.07.1999            Rs. 13,97,000/-           Rs. 160.00

01.08.1999            31.07.2000            Rs. 14,95,000/-           Rs. 171.00

01.08.2000            31.07.2001            Rs. 16,00,000/-           Rs. 183.00

01.08.2001            31.07.2002            Rs. 17,12,000/-           Rs. 195.00

01.08.2002            31.07.2003            Rs. 18,31,000/-           Rs. 209.00


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